                                                                       EXHIBIT 4


Number                                                        Class [   ] Shares

                          Nuveen Investment Trust II

                               [Name of Series]

         Organized Under the Laws of the Commonwealth of Massachusetts

This is to certify that                             See Reverse for
is the owner of                                   Certain Definitions


CUSIP

              Fully Paid and Non-Assessable Class [      ] Shares
-------------------------------------------------------------------------------
of beneficial interest, with the par value of one-cent ($.01) each, of the [Name of Series] series of the Nuveen Investment Trust II (herein called the "Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are issued and held subject to all of the provisions of the Declaration of Trust establishing the Trust as a Massachusetts business trust and any amendments thereto and any designation of classes, and the By-Laws of the Trust, and any amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof expressly assents. This certificate is executed on behalf of the Trust by the officers as officers and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust. This certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS THE FACsimile signatures of its duly authorized officers.


                                       Dated:

                                       Nuveen Investment Trust II

Assistant Secretary,                   President, Nuveen
Nuveen Investment Trust II             Investment Trust II

                          Nuveen Investment Trust II

                               [Name of Series]

Nuveen Investment Trust II (the "Trust") will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitation as to dividends, qualifications and terms and conditions of redemption and relative rights and preferences of the shares of each class or series of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ________ Custodian _______ under Uniform gifts
                     (Cust)            (Minor)

to Minors Act _______
              (State)
Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

For value received, ________ hereby sell, assign and transfer unto

__________________________________
Please insert social security or other identifying number of assignee

________________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________________________

______________________________________________________________________ Shares of
beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint _____________________________________________

____________________________________________________________________ Attorney to
transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated, _________________     NOTICE: The signature to this assignment must
                             correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Owner __________________     The signature(s) must be guaranteed by one of the
                             following entities: U.S. bank, trust company, credit union, savings association, or foreign bank having a U.S. correspondent bank: a U.S. registered securities dealer or broker, municipal securities dealer or broker, or government securities dealer or broker; or a national securities exchange, registered securities association or clearing agency.

Signature of Co-Owner, if any
_________________________________
Signature(s) guaranteed by:

________________________________________________________________________________

PLEASE NOTE: This document contains a watermark when viewed at an angle.  It is
invalid without this watermark:                                      NUVEEN
________________________________________________________________________________

                   This Space Must Not Be Covered In Any Way